AMENDMENT NUMBER 1
				     TO THE
			     DICTAPHONE CORPORATION
			  MANAGEMENT STOCK OPTION PLAN
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AMENDMENT, dated as of April 27, 1996, to the Dictaphone Corporation Management
Stock Option Plan (the "Plan").

				   WITNESSETH:
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WHEREAS, the Board of Directors (the "Board") of Dictaphone Corporation (the
"Company") has determined that it desires to amend the Plan to provide that options granted thereunder shall vest on an accelerated basis in the event of certain registered public offerings of the Company's common stock; and

WHEREAS, Section 11(b) of the Plan provides that the Board may amend the Plan from time to time and that such amendment may be made effective as to outstanding options so long as it is not adverse to the holders thereof;

NOW, THEREFORE, the Plan is hereby amended as follows:

1.Acceleration Upon the Occurrence of a Registered Public Offering.  Section
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6(e) of the Plan ("Exercisability and Vesting of Options") is hereby amended by:

	  (a)inserting the words "or an IPO (as defined herein)" in the second sentence of subsection (i) thereof after the words "Sale (as defined herein)";

	  (b)inserting the following language at the end of the last sentence of subsection (i) thereof:

	  , and the term "IPO" shall mean an initial offering of shares of Common Stock pursuant to a registration statement under the Securities Act of 1933, as amended (other than a registration statement on Form S-8 or any successor thereto), which results in at least 15% of the outstanding shares of the Common Stock being listed on a national securities exchange or the NASDAQ/National Market System,




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	  ; and

	  (c)inserting the words "or an IPO" in the second sentence of subsection (ii) thereof after the word "Sale".

2.Effective Date.  This Amendment Number 1 shall be effective as of the date
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first above write, and shall apply with respect to both options currently outstanding and those that may hereafter be granted pursuant to the Plan.



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